Exhibit 32

Certification Pursuant to
18 U.S.C. Section 1350

In connection with the Quarterly Report of Montpelier Re Holdings Ltd. (the “Company”) on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Christopher L. Harris and Michael S. Paquette, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(a)                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(b)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ CHRISTOPHER L. HARRIS

	Name:	Christopher L. Harris
	Title:	President and
Chief Executive Officer (Principal Executive Officer)

BY:	/s/ MICHAEL S. PAQUETTE

	Name:	Michael S. Paquette
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: May 6, 2010